AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 13, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2012, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change for the Multimanager Aggressive Equity Portfolio (the “Portfolio”).

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Effective on or about December 12, 2012, Legg Mason Capital Management, LLC (“LMCM”) no longer serves as a sub-adviser to an allocated portion of the Portfolio. AllianceBernstein L.P., ClearBridge Advisors, LLC, GCIC US Ltd., Marsico Capital Management, LLC, T. Rowe Price Associates, Inc. and Westfield Capital Management, L.P. remain as sub-advisers to the Portfolio. Accordingly, all references to LMCM in the Prospectus and SAI are hereby deleted.